UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021
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GENERAL MOTORS COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center,	Detroit,	Michigan	48265	-3000
(Address of principal executive offices)			(Zip Code)

(313) 667-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

On February 10, 2021 General Motors Company (GM) issued a news release and supplemental materials on the subject of its 2020 fourth quarter and full year consolidated earnings. The news release and supplemental materials are attached as Exhibit 99.1 and Exhibit 99.2.

Charts furnished to securities analysts in connection with GM's 2020 fourth quarter and full year consolidated earnings release are available on GM's website at www.gm.com/investors/earnings-releases.html.

ITEM 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 99.1	News Release Dated February 10, 2021
Exhibit 99.2	Financial Highlights Dated February 10, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
	By:	/s/ CHRISTOPHER T. HATTO
Date: February 10, 2021		Christopher T. Hatto, Vice President, Global Business Solutions and Chief Accounting Officer